UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

MISSION WEST PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8383	95-2635431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10050 Bandley Drive, Cupertino, CA 95014
(Address of principal executive offices, zip code)

 Registrant’s telephone number, including area code: (408) 725-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Mission West Properties, Inc. (the “Company”) held its annual meeting of stockholders on May 20, 2010. The matters submitted to the stockholders for a vote included (a) the election of five directors and (b) the ratification of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

The following table sets forth the results of voting on the election of directors:

Directors	FOR	WITHHELD	BROKER NON-VOTES
Carl E. Berg	10,630,067	4,453,807	6,828,337
William A. Hasler	14,127,936	955,938	6,828,337
Lawrence B. Helzel	14,792,607	291,267	6,828,337
Raymond V. Marino	10,962,442	4,121,432	6,828,337
Martin S. Roher	14,796,753	287,121	6,828,337

The following table sets forth the results of voting on the ratification of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

FOR	AGAINST	ABSTENTIONS
20,940,225	26,701	17,685

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION WEST PROPERTIES, INC.

Date: May 24, 2010	By:	/s/ Wayne N. Pham
Wayne N. Pham
Vice President of Finance